UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 14, 2018

PETRO RIVER OIL CORP.
(Exact name of Registrant as specified in its Charter)

Delaware	000-49760	9800611188
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

55 5th Avenue, Suite 1702 New York, New York 10003
(Address of principal executive offices)

(469) 828-3900
(Registrant’s Telephone Number)

Not Applicable
(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2) ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

Item 1.01
Entry into a Material Definitive Agreement.

On February 14, 2018, Petro River Oil Corporation (the “Company”) entered into a Purchase and Exchange Agreement (the “Agreement”) with Red Fork Resources (“Red Fork”), pursuant to which (i) the Company agreed to convey to Mountain View Resources, LLC, an affiliate of Red Fork, 100% of its 13.7% working interest in and to an area of mutual interest (“AMI”) in the Mountain View Project in Kern County, California, and (ii) Red Fork agreed to convey to the Company 64.7% of its 85% working interest in and to an AMI situated in Kay County, Oklahoma (the “Exchange”) on or before March 1, 2018. Following the Exchange, the Company and Red Fork shall each retain a 2% overriding royalty interest in the projects that they respectively conveyed. Under the terms of the Agreement, all revenues and all costs, expenses, obligations and liabilities earned or incurred prior to January 1, 2018 (the “Effective Date”) shall be borne by the original owners of such working interests, and all of those that occur subsequent to the Effective Date shall be borne by the new owners of such working interests.

Disclaimer

The foregoing description of the Agreement does not purport to be complete, and is qualified in its entirety by reference to the full text of the Agreement attached hereto as Exhibit 10.1, which is incorporated by reference herein.

Item 8.01
Other Events

On February 15, 2017 the Company issued a press release (i) announcing the Company’s acquisition of additional prospects in Kay County, Oklahoma and disposition of prospects in Kern County, California pursuant to the Agreement and (ii) providing an update regarding the progress of the Company’s Osage County Drilling Program. A copy of the press release is attached hereto as Exhibit 99.1, and is incorporated by reference herein.

Item 9.01
Financial Statements and Exhibits.

See Exhibit Index.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PETRO RIVER OIL CORP.

Date: February 16, 2018	By:	/s/ Scot Cohen
Scot Cohen
Executive Chairman

EXHIBIT INDEX

Exhibit No.	Description

10.1	Purchase and Exchange Agreement, dated February 14, 2018
99.1	Press Release, dated February 15, 2018